UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022
PennantPark Floating Rate Capital Ltd. (Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	814-00891 (Commission File Number)	27-3794690 (IRS Employer Identification Number)

1691 Michigan Avenue, Suite 500 Miami Beach, Florida (Address of Principal Executive Offices)	33139 (Zip Code)

(212) 905-1000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PFLT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Offering of Common Stock

On August 8, 2022, PennantPark Floating Rate Capital Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, PennantPark Investment Advisers, LLC, PennantPark Investment Administration, LLC, and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC and Truist Securities, Inc., as representatives of the several underwriters named on Schedule A thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters an aggregate of 4,000,000 of the Company’s common stock, par value $0.001 per share (the “Shares”), in a registered public offering (the “Offering”). In addition, in connection with the Offering, the Company has granted the Underwriters a 30-day option to purchase up to an additional 600,000 Shares. The Offering closed on August 11, 2022.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (File No. 333-235532), as supplemented by a preliminary prospectus supplement, dated August 8, 2022, and a final prospectus supplement, dated August 8, 2022, each previously filed with the Securities and Exchange Commission.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, filed as Exhibit 1.1 to this Current Report on Form 8-K and and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1

Underwriting Agreement, dated August 8, 2022, among PennantPark Floating Rate Capital Ltd., PennantPark Investment Advisers, LLC, PennantPark Investment Administration, LLC, and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC and Truist Securities, Inc., as representatives of the several underwriters named on Schedule A thereto.

5.1	Opinion of Venable LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2022	PennantPark Floating Rate Capital Ltd. By: /s/ Richard T. Allorto, Jr. Name: Richard T. Allorto, Jr. Title: Chief Financial Officer & Treasurer